Upholdings Compound Kings ETF
Schedule of Investments
December 31, 2021 (Unaudited)

Shares		Value

COMMON STOCKS - 98.1%
Direct Property and Casualty Insurance Carriers - 1.4%
559	Berkshire Hathaway, Inc. (a)	$167,141

Electromedical and Electrotherapeutic Apparatus Manufacturing - 1.5%
261	Align Technology, Inc. (a)	171,524

Electronic Shopping and Mail-Order Houses - 17.4%
4,355	Alibaba Group Holding Ltd. ADR (a)(b)	517,330
227	Amazon.com, Inc. (a)	756,895
2,183	Etsy, Inc. (a)	477,946
4,071	JD.com, Inc. ADR (a)(b)	285,255
		2,037,426
Financial Transactions Processing, Reserve, and Clearinghouse Activities - 18.5%
20,264	Adyen N.V. ADR (a)(b)	533,348
8,958	Dlocal Ltd. ADR (a)(b)	319,711
1,153	Mastercard, Inc.	414,296
1,906	PayPal Holdings, Inc. (a)	359,433
2,455	Visa, Inc.	532,023
		2,158,811
Internet Publishing and Broadcasting and Web Search Portals - 42.1%
1,334	Airbnb, Inc. (a)	222,098
387	Alphabet, Inc. (a)	1,121,154
5,606	Meta Platforms, Inc. (a)	1,885,578
561	Netflix, Inc. (a)	337,969
1,935	Spotify Technology S.A. ADR (a)(b)	452,848
15,562	Tencent Holdings Ltd. ADR (b)	907,265
		4,926,912
Radio and Television Broadcasting and Wireless Communications Equipment Mfg - 1.5%
997	Apple, Inc.	177,037

Securities and Commodity Exchanges - 1.0%
473	Coinbase Global, Inc. (a)	119,371

Software Publishers - 14.7%
240	Atlassian Corp. PLC ADR (a)(b)	91,510
836	Datadog, Inc. (a)	148,900
15,019	Dropbox, Inc. (a)	368,566
998	Microsoft Corp.	335,648
1,986	Roblox Corp. (a)	204,876
879	ServiceNow, Inc. (a)	570,568
		1,720,068
	TOTAL COMMON STOCKS (Cost $10,954,678)	11,478,290

MONEY MARKET FUNDS - 2.0%
228,432	First American Government Obligations Fund - Class X, 0.03% (c)	$228,432
	TOTAL MONEY MARKET FUNDS (Cost $228,432)	228,432

	TOTAL INVESTMENTS (Cost $11,018,162) - 100.1%	11,706,722
	Other Liabilities in Excess of Assets - (0.1%)	(5,873)
	TOTAL NET ASSETS - 100.0%	$11,700,849

Percentages are stated as a percent of net assets.

ADR - American Depository Receipt

(a)	Non-Income producing security.
(b)	Foreign Issued Security.
(c)	Rate shown is the 7-day effective yield.

UPHOLDINGS COMPOUND KINGS ETF

SIGNIFICANT ACCOUNTING POLICIES

Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If on a particular day an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2021, the Fund did not hold “fair valued” securities.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of the Fund’s investments as of December 31, 2021:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
UPHOLDINGS Compound Kings ETF
Assets*
Common Stocks	$11,478,290	$-	$-	$11,478,290
Money Market Funds	228,432	-	-	228,432
Total Investments in Securities	$11,706,722	$-	$-	$11,706,722

*	For further detail on each asset class, see the Schedule of Investments

During the fiscal period ended December 31, 2021, there were transfers between Levels 3 and 1. Transfers from Level 3 to Level 1 occurred because rights were exercised and the underlying securities had available prices. Below is a reconciliation that details the activity of securities classified as Level 3 during the period ended December 31, 2021.

Upholdings Compound Kings ETF
Rights
Value, Beginning of Period	$16,272
Purchases	-
Proceeds from Sales	(5,284)
Net Realized Gains (Losses)	-
Return of Capital	-
Change in Unrealized Appreciation (Depreciation)	(10,988)
Transfers In/(Out) of Level 3	-
Value, End of Period	-